UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023 (July 13, 2023)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Compensatory Arrangements of Certain Officers.

Riot Platforms, Inc. Long-Term Incentive Program and Long-Term Incentive Program Award Agreement

On July 13, 2023, the Compensation and Human Resources Committee (“Committee”) of the Board of Directors of Riot Platforms, Inc. (“Riot,” “us,” “we,” “our” or the “Company”) adopted a new Long-Term Incentive Program (the “LTIP”) for all eligible employees of the Company and its consolidated subsidiaries (“Participants”) under the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Equity Plan”). In connection with the LTIP, the Committee also approved and adopted a form of award agreement under the LTIP (the “LTIP Award Agreement”) governing grants of equity awards made under the Equity Plan pursuant to the LTIP.

Description of LTIP Awards

The Committee adopted the LTIP to encourage long-term employee retention through service-based awards of restricted shares (or share units) of the Company’s Common Stock, no par value per share, (“Common Stock”) (each, a “Service Award”) and to further align the interests of the Company’s employees with those of its stockholders through performance-based awards of restricted shares (or share units) of Common Stock (each, a “Performance Award” and, together with the Service Award, an “LTIP Award”). Each LTIP Award will be made for a three-(3)-year term (each, an “Award Term”), and additional LTIP Awards are planned for each calendar year while the LTIP is in effect, subject to availability of sufficient shares of Common Stock reserved for issuance under the Equity Plan and the Committee’s approval.  Each LTIP Award is subject to restrictions, including on transfer, and forfeiture until vested, according to the terms of the LTIP Award Agreement to be entered into between the Company and the individual recipient (each, a “Participant”) governing such award. The final number of restricted shares (or share units) granted to each Participant pursuant to the LTIP will be determined by the Committee or its delegee, and the allocation thereof between the Service Award and the Performance Award will be set forth in the applicable LTIP Award Agreement covering each Participant’s LTIP Award. In accordance with the terms of the applicable LTIP Award Agreement, each LTIP Award is subject to restrictions, including on transfer, until vested, and any unvested restricted shares (or share units) will be automatically forfeited and returned to the Company, without consideration, upon the end of the Award Term or the earlier termination of the Participant’s service with the Company, except as otherwise agreed by the Company.

Description of Service Awards

Each Service Award includes a grant of unvested restricted shares (or share units) of Common Stock, which are eligible to vest, if at all, in three (3) approximately equal annual tranches following the grant. Each Service Award is granted subject to and contingent upon the Participant’s continued service with the Company through the applicable annual vesting dates, as specified in the applicable LTIP Award Agreement, and no proportionate vesting or credit will be given for partial service prior to the applicable vesting date.

Description of Performance Awards

Each Performance Award includes a grant of a target number of unvested restricted shares (or share units) of Common Stock (the “Target Award), which are eligible to vest, if at all, based on shareholder return on investment (“Total Shareholder Return” or “TSR”) during the three-(3)-year performance period applicable to such Performance Award (the “Performance Period”). Under the LTIP, TSR is calculated based on the percentage change in market price across the Performance Period, and the difference between the percentage change of a share of the Company’s Common Stock (the “Company TSR”) and the percentage change of the market price of an interest in the Russell 3000 Index (INDEXRUSSELL: RUA) (the “Index TSR”), is the “Relative TSR”. The Committee selected the Russell 3000 Index as the comparative measure for TSR under the LTIP based on advice from third-party compensation advisors and because the Committee believes the Russell 3000 Index (which includes the Company’s Common Stock) provides a fair competitive benchmark for the Company’s share price performance. The Committee has reserved the right to substitute the index chosen as the comparative measure to determine Relative TSR for future LTIP Awards, if the Russell 3000 Index is no longer available or if another index is determined, by the Committee, in its sole discretion, to be a superior comparative measure.

Under the LTIP, Performance Awards are meant to reward Participants for positive Relative TSR (i.e., Company TSR overperformance against the Index TSR), and to discourage negative Relative TSR (i.e., Company TSR underperformance against the Index TSR. Accordingly, Relative TSR determines the percentage of the Target Award that becomes eligible to vest (the “Vesting Percentage”), and a higher Relative TSR results in more shares of Common Stock vesting under the Performance Award, up to the limit of 200% of the Target Award (the “Maximum Award”). As such, the Committee has adopted Vesting Percentages corresponding to each tiered change in Relative TSR (each, a “Relative TSR Hurdle”) under the LTIP, as set forth in the following table:

Relative TSR Hurdle	Vesting Percentage (of the Target Award)
(50%) to < (40%)	0%
(40%) to < (30%)	20%
(30%) to < (20%)	40%
(20%) to < (10%)	60%
(10%) to < 0%	80%
0% to < 10%	100%	(Target Award)
10% to < 20%	140%
20% to < 25%	180%
25% and above	200%	(Maximum Award)

Each Relative TSR Hurdle represents a limit, and no proportionate vesting will apply between each Relative TSR Hurdle. For example, if the Relative TSR is computed to be 15% as of the end of the Performance Period, the corresponding Vesting Percentage would be 140%, not 120% of the Target Award.

The Committee will make a final and binding determination of the Relative TSR Hurdle achieved by the Company as of the end of the Performance Period, which will determine the final number of shares of Common Stock to vest under each Participant’s Performance Award as of the end of the Award Term. Vesting of the Performance Award will occur as of the end of the Award Term, based on the Committee’s certification, subject to and contingent upon the Participant’s continuous service with the Company through the end of the Award Term. Except as otherwise agreed by the Company, any restricted shares (or share units) remaining unvested as of (i) the end of the Award Term (based on the Relative TSR as of the end of the Performance Period certified by the Committee), or (ii) the earlier termination of the Participant’s service with the Company, will be automatically forfeited and returned to the Company without consideration.

The foregoing description of the LTIP is subject to, and qualified in its entirety by the terms of the LTIP Award Agreements covering the LTIP Awards granted thereunder, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Grants of LTIP Awards

On July 13, 2023, following approval of the LTIP and based on it review and consultation with its independent compensation consultant, the Committee granted each Participant an LTIP Award apportioned evenly between a Service Award and a Performance Award (based on the Target Award thereunder) covering the initial three-(3)-year Award Term under the LTIP, which expires as of July 31, 2026. Each such Service Award is eligible to vest, if at all, in three (3) approximately equal annual tranches as of July 1, 2024, 2025, and 2026. Each such Performance Award is eligible to vest, if at all, based on the Committee’s determination of the Relative TSR achieved during the Performance Period of January 1, 2023, to December 31, 2025.

The following table sets forth the LTIP Awards (denominated in shares of Common Stock) granted to Company’s Chief Executive Officer (principal executive officer), Chief Financial Officer (principal financial officer), and each of its other Named Executive Officers by the Committee as of July 13, 2023:

Name, Title	Service Award	(1)	Performance Award - Target Award(2)
Jason Les, Chief Executive Officer	184,820		184,820
Colin Yee EVP, Chief Financial Officer	123,231	(3)	123,321(3)
Benjamin Yi, Executive Chairman	184,820		184,820
William Jackman, EVP, General Counsel	123,231		123,321
Ryan Werner, SVP, Chief Accounting Officer	19,714		19,714
(1)	Represents the total Service Award granted to the indicated Participant under the July 13, 2023 LTIP Award. The shares of Common Stock awarded thereunder are eligible to vest in three (3) approximately equal installments as of July 1, 2024, 2025, and 2026, subject and pursuant to the Participant’s continuous appointment or service with the Company through the applicable vesting dates.
(2)	Represents the total Target Award specified for the indicated Participant under the July 13, 2023 LTIP Award. The final number of shares of Common Stock to vest will be determined based on the Relative TSR achieved by the Company during the Performance Period commencing January 1, 2023, and ending December 31, 2025, as well as the Participant’s continuous service with the Corporation through the end of the Award Term, July 31, 2026.
(3)	LTIP Award granted as restricted stock units (“RSUs”), each of which represents a contingent right to receive one (1) share of Common Stock upon vesting and settlement by the Company in accordance with its customary compensation practices and procedures.

The foregoing description of the Service Awards and Performance Awards for the above-named executive officers is a summary and is qualified in its entirety by reference to the individual LTIP Award Agreements between the Company and the individual Participants, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Report, the exhibits attached hereto, and the documents incorporated by reference herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about the Company’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the U.S. Securities and Exchange Commission (the “SEC”), that is not a statement of historical fact, should be considered a forward-looking statement. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial scale immersion-cooled Bitcoin mining hardware and our data center development outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. These statements are subject to various risks and uncertainties, both known and unknown, which could cause the Company’s actual results to differ, perhaps materially, from management’s current expectations or the Company’s historical performance. Such risks and uncertainties include, without limitation, risks related to: our estimates of bitcoin mining production; our future hash rate growth and global hash rate growth; the anticipated benefits of our immersion-cooling hardware; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion and energization of our bitcoin mining infrastructure the success, timing and cost of integration of acquired businesses; and macroeconomic, political, and/or environmental events. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, the exhibits attached hereto, and the other documents incorporated by reference herein, may be found in the Registrant’s filings with the SEC, including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well under similar headings and titles in the other filings we make with the SEC from time to time after the date of this Report, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included or incorporated by reference in this Report are made only as of the date of this Report and, as applicable, the date of the documents incorporated by reference herein, and all forward-looking statements included in, or incorporated by reference into, the other documents we file with the SEC from time to time are made only as of the date of such documents. Riot disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law. Persons reading this Report, the exhibits attached hereto, the documents incorporated by reference herein, and the other documents we file with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

10.1Form of Riot Platforms, Inc. Long-Term Incentive Program Award Agreement.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: July 19, 2023